UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2014

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100
Tampa, Florida		33607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Walter Investment Management Corp. (the “Company”) is filing this Current Report on Form 8-K (“Form 8-K”) in connection with the anticipated filing of a universal shelf registration statement on Form S-3 (the “Universal Shelf”) relating to securities that may be offered from time to time by the Company, which may include debt securities, common stock, preferred stock, depositary shares representing fractional interests in preferred stock, warrants to purchase common stock, preferred stock, depositary shares or debt securities, stock purchase contracts; or units, comprised of two or more of any of the foregoing securities. The anticipated filing of the Universal Shelf is to renew the Company’s existing universal shelf registration statement that will expire shortly. Debt securities offered by the Company under the Universal Shelf may be fully and unconditionally guaranteed by certain of the Company’s wholly-owned domestic subsidiaries. In accordance with Rule 3-10 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing in this Form 8-K certain condensed consolidating financial information in order for the subsidiary guarantors that will be additional registrants on the Universal Shelf to continue to be exempt from reporting requirements pursuant to Rule 12h-5 under the Securities Exchange Act of 1934, as amended. To provide this information, the Company is (i) supplementing, within Exhibit 99.1, Item 8 of Part II (Financial Statements and Supplementary Data) of its Annual Report on Form 10-K for the year ended December 31, 2013 (as amended, the “2013 Form 10-K”), by including Note 29, and (ii) supplementing, within Exhibit 99.2, Item 1 of Part I (Financial Statements) of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the “Q2 2014 Form 10-Q”), by including Note 24.

For the sake of clarity, the condensed consolidating financial information provided in Exhibits 99.1 and 99.2 is identical in all material respects to the same information provided in the Company’s Registration Statement on Form S-4 filed with the SEC on October 14, 2014. Supplemental information with respect to the quarter ended September 30, 2014 has been provided in the Company’s Quarterly Report on Form 10-Q filed with respect to such quarter.

The Company is filing this Form 8-K for the purpose of incorporating its contents and the exhibits hereto into the Universal Shelf. Except as explicitly provided herein, the information in the Company’s 2013 Form 10-K and Q2 2014 Form 10-Q remains unchanged and has not been updated for events occurring after the date of such reports. In furtherance and without limitation of the foregoing, the updated information provided herewith has no effect on the Company’s previously reported consolidated results of operations, financial condition or cash flows. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2013 Form 10-K and Q2 2014 Form 10-Q and the Company’s other filings made with the SEC subsequent to the filing of the original reports.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Certified Public Accounting Firm.

99.1	Item 8 of Part II to the 2013 Form 10-K updated only to reflect in Note 29 certain condensed consolidating financial information of subsidiary guarantors, non-guarantor subsidiaries and VIEs.

99.2	Item 1 of Part I to the Q2 2014 Form 10-Q updated only to reflect in Note 24 certain condensed consolidating financial information of subsidiary guarantors subsidiary guarantors, non-guarantor subsidiaries and VIEs.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Definition Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: December 18, 2014	By:	/s/ Jonathan Pedersen
Jonathan Pedersen General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Certified Public Accounting Firm.

99.1	Item 8 of Part II to the 2013 Form 10-K updated only to reflect in Note 29 certain condensed consolidating financial information of subsidiary guarantors, non-guarantor subsidiaries and VIEs.

99.2	Item 1 of Part I to the Q2 2014 Form 10-Q updated only to reflect in Note 24 certain condensed consolidating financial information of subsidiary guarantors subsidiary guarantors, non-guarantor subsidiaries and VIEs.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Definition Document.